UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/ A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported February 2, 2009

BLACKBIRD PETROLEUM CORPORATION
 (Name of Small Business issuer in its charter)

Nevada	000–53335	20-5965988
(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation or organization)		Identification No.)

1630 York Avenue
Main Floor
New York, New York 10028
(Address of principal executive offices)
Registrant’s telephone number (212)315-9705

Ark Development, Inc.
4225 New Forrest Drive
Plano, Texas 75093
 (Former name or former address, if changed since last report)

Copies to:
Marc Ross, Esq.
Jonathan R. Shechter, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Fl.
New York, New York 10006
(212)930-9700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                        Other Events

As previously reported on Form 8-K filed February 3, 2009, on February 2, 2009, the Board of Directors of the Company approved a stock dividend. This amended Form 8-K is being filed to clarify that the stock dividend will grant each shareholder owning one share of common stock shall an additional share of common stock (the "Dividend"). The record date for the Dividend was established as February 3, 2009, and the Dividend will be issued on approximately February 9, 2009.

Item 9.01                      Financial Statements and Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blackbird Petroleum Corporation

February 4, 2009	By:	/s/ Antonio Tremino
Antonio Tremino
Chief Executive Officer

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